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                            AMENDMENT NO. 1
                                  TO
                  COLLABORATIVE RESEARCH AGREEMENT
                    BETWEEN GILEAD SCIENCES, INC.
                                 AND
                        GLAXO WELLCOME INC.
                      DATED DECEMBER 22, 1997

This Amendment No. 1 (the "Amendment") to the Collaborative Research Agreement entered into as of the 25th day of March, 1996, (the "Original Agreement"), is made by and between GILEAD SCIENCES, INC., a Delaware corporation, having its principal place of business at 353 Lakeside Drive, Foster City, California, 94404 ("Gilead") and GLAXO WELLCOME INC., a North Carolina corporation, having offices at Five Moore Drive, Research Triangle Park, North Carolina 27709 ("Glaxo"), effective as of December 22, 1997.

WHEREAS, the Parties desire to amend the Original Agreement regarding Section
13.4 "Termination of Research Term by Glaxo."

NOW, THEREFORE, in consideration of the foregoing premises and of the mutual promises and covenants set forth below, for other good and valuable consideration the receipt and sufficiency of which the Parties acknowledge, and in accordance with Article 16.7 of the Original Agreement allowing modifications by written agreements duly signed by persons authorized to sign on behalf of the Parties, the Parties, intending to be legally bound, agree as follows:

1. Unless otherwise defined in this Amendment, the capitalized terms used in this Amendment shall have the same meaning as given them in the Original Agreement.

2.  Article 13.4 shall be amended by deleting the first sentence of Article
13.4 in its entirety and the following new first sentence of Article 13.4 shall be inserted in lieu thereof:

    "Glaxo shall have the right to terminate the Research term prior to expiration hereunder upon written notice to Gilead; provided, however, that such termination be effective on the later of (a) June 22, 1998, or
    (b) the date notice of termination pursuant to this Article 13.4 is given to Gilead."

3. Except as modified above, the Original Agreement shall remain in full force and effect, including, but not limited to, the unamended provisions of
Article 13.4.

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IN WITNESS WHEREOF, the Parties have executed this Agreement, as of the day and year first above written.

GILEAD SCIENCES, INC.                    GLAXO WELLCOME INC.

By:  /s/ John C. Martin                  By:  /s/ Robert M. Bell
     ------------------------                 ------------------------

Name:  John C. Martin                    Name:  Robert M. Bell, Ph.D.
     ------------------------                 ------------------------

Title:  CEO                              Title:  Vice President, Research
                                                 Glaxo Wellcome Inc.
     ------------------------                 ------------------------



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